Exhibit 99.2

December 1, 2021

NOTICE OF COMPANY OPTIONAL EXCHANGE

Dear Holder of 7.0% Exchangeable Senior Secured Notes due 2028,

CBL & Associates Holdco II, LLC (the “Company” or the “Issuer”) hereby gives notice that it is exercising its right to effect a Company Optional Exchange (as defined in the Exchangeable Notes Indenture (as defined below))  with respect to all of the Company’s outstanding 7.0% Exchangeable Senior Secured Notes Due 2028 (the “Exchangeable Notes”) (CUSIP 12511C AC4 / ISIN US12511CAC47). The Exchangeable Notes are exchangeable for shares of the common stock of CBL & Associates Properties, Inc. (the “REIT”), an affiliate of the Company, $0.001 par value per share (the “Common Stock”), pursuant to the terms of the indenture, dated as of November 1, 2021, by and among the Issuer, the REIT, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (the “Exchangeable Notes Indenture”). Capitalized terms used but not defined herein will have the meanings assigned to such terms in the Exchangeable Notes Indenture.

TERMS OF COMPANY OPTIONAL EXCHANGE

The Exchange Date will be January 28, 2022 at 5:00 p.m. New York City time.

The “Exchange Amount” will be equal to the sum of (i) the aggregate principal amount of the Exchangeable Notes, plus (ii) the accrued and unpaid interest, if any, on such principal amount of the Exchangeable Notes to, but excluding, the Exchange Date, plus (iii) the present value on the Exchange Date of all required interest payments due on the Exchangeable Note from the date of issuance through the Stated Maturity (excluding accrued but unpaid interest paid prior to the Exchange Date and excluding (in inverse order of maturity) any such required interest payments in excess of 36 months of interest after the Exchange Date (or, as to any such interest payment payable on the Interest Payment Date next succeeding the date 36 months after the Exchange Date, the portion of such interest payment in respect of interest accruing after such date 36 months after the Exchange Date)), computed using a discount rate equal to the Company Optional Exchange Treasury Rate (as defined below) as of such Exchange Date plus 50 basis points, discounted to the Exchange Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), as calculated by the Company or its agent (such additional amount provided for in this clause (iii), the “Make-Whole Interest Amount”).

The “Company Optional Exchange Treasury Rate” means, as of the Exchange Date, the yield to maturity as of the Exchange Date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two Business Days prior to the Exchange Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Exchange Date to the Stated Maturity (or, if earlier, the date 36 months after the Exchange Date).

The Exchange Rate on the Exchange Date will be 60.00 shares of Common Stock per $1,000 of Exchange Amount (the “Applicable Exchange Rate”).

The Company has the right to elect Cash Settlement, Physical Settlement or Combination Settlement at any time on or prior to the Business Day prior to the Settlement Date (as defined below).  The Company shall deliver a written notice (the “Settlement Notice”) of the relevant Settlement Method and/or Specified Dollar Amount, and the effective date of such Settlement Method and/or Specified Dollar Amount (which shall be no earlier than the Business Day preceding the date on which the Settlement Notice is delivered) to the Holders, the Trustee and the Exchange Agent (if not the Trustee) no later than the close of business on the Business Day immediately after the Exchange Date.

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If the Company elects Cash Settlement, the aggregate cash consideration required to be delivered will equal the product of (x) the quotient of the (i) Exchange Amount divided by (ii) $1,000 times (y) the sum of the Daily Exchange Values for each of the 40 consecutive Trading Days immediately preceding the Exchange Date.

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If the Company elects Physical Settlement, the aggregate number of shares of Common Stock required to be delivered will equal the product of (x) the quotient of the (i) Exchange Amount divided by (ii) $1,000 times (y) the Exchange Rate in effect on the Exchange Date (plus cash in lieu of fractional shares as set forth in Section 13.05 of the Exchangeable Notes Indenture).

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If the Company elects Combination Settlement, the aggregate consideration required to be delivered will consist of an amount of cash and shares of Common Stock equal to the product of (x) the quotient of the (i) Exchange Amount divided by (ii) $1,000 times (y) the sum of the Daily Settlement Amounts for each of the 40 consecutive Trading Days immediately preceding the Exchange Date (plus cash in lieu of fractional shares as set forth in Section 13.05 of the Exchangeable Notes Indenture).

Payment or delivery, as the case may be, of the consideration due upon exchange shall be made on February 1, 2022 (the “Settlement Date”).

The Common Stock is listed on the New York Stock Exchange under the symbol “CBL”. On November 30, 2021, the last reported sale price of the Common Stock was $30.97.

At any time at or prior to the close of business on the Business Day immediately preceding the Exchange Date, each Holder of the Exchangeable Notes has a right to exchange such Holder’s Exchangeable Note in a Holder-elected exchange pursuant to Section 13.01 of the Exchangeable Notes Indenture.

The consideration due to a Holder who exchanges its Exchangeable Note prior to the Exchange Date pursuant to a Holder-elected exchange will be equal to the product of (x) the quotient of (i) (a) the aggregate principal amount of the Exchangeable Notes being exchanged in such Holder-elected exchange plus (b) the accrued and unpaid interest, if any, on such principal amount of the Exchangeable Notes to, but excluding, the relevant exchange date, divided by (ii) $1,000, times (y) the Exchange Rate in effect on the relevant exchange date (plus cash in lieu of fractional shares as set forth in Section 13.05 of the Exchangeable Notes Indenture). The consideration due to a Holder whose Exchangeable Note is exchanged on the Exchange Date pursuant to the Company Optional Exchange is equal to such Holder’s pro rata share of the product of (x) the quotient of (i) the Exchange Amount, which includes the Make-Whole Interest Amount, divided by (ii) $1,000, times (y) the Applicable Exchange Rate (plus cash in lieu of fractional shares as set forth in Section 13.05 of the Exchangeable Notes Indenture).

Each exchange shall be deemed to have been effected immediately prior to the close of business on the relevant Exchange Date; provided, however, that, in the case of Physical Settlement or Combination Settlement, the Person in whose name any shares of Common Stock shall be issuable upon such exchange shall be treated as the holder of record of such shares as of the close of business on the Exchange Date (in the case of Physical Settlement) or as of the close of business on the last Trading Day of the relevant Observation Period (in the case of Combination Settlement).

EXCHANGE PROCEDURE FOR HOLDER-ELECTED EXCHANGE

If a Holder elects to exchange any Exchangeable Note in a Holder-elected exchange, such Holder must surrender any such Exchangeable Note for exchange at any time prior to the close of business on the Business Day immediately preceding the Exchange Date. Any Holder who elects to exchange their Exchangeable Notes prior to the close of business on the Business Day immediately preceding the Exchange Date shall not receive the Make-Whole Interest Amount.

Such Holder may surrender an Exchangeable Note that is a Global Note for exchange by transferring such Exchangeable Note to the Exchange Agent through the facilities of the Depository and complying with the applicable exchange procedures of the Depository in effect at such time. Such Holder must also (i) furnish appropriate endorsements and transfer documents if required by the company or the Exchange Agent, (ii) if required, pay the funds equal to interest payable on the next Interest Payment Date as set forth in Section 13.04(e) of the Exchangeable Notes Indenture and (iii) if required, pay all taxes or duties, if any, as set forth in Section 13.10 of the Exchangeable Notes Indenture.

The Company will pay any documentary, stamp or similar issue or transfer tax on the issuance of any shares of Common Stock upon exchange of such Holder’s Exchangeable Note, unless the tax is due because the Holder requests such shares or any portion of such Exchangeable Note not exchanged to be issued in a name other than the Holder’s name, in which case the Holder will pay the tax.

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This Notice of Company Optional Exchange is irrevocable.

Sincerely,
CBL & ASSOCIATES HOLDCO II, LLC
/s/ Farzana Khaleel
Name: Farzana Khaleel
Title: Executive Vice President – Chief Financial Officer and Treasurer

[Signature Page to Notice of Company Optional Exchange]